UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2018 (Australian Eastern Standard Time), GI Dynamics, Inc. filed its Appendix 4C Quarterly Report (“Quarterly Report”) for the three and twelve months ended December 31, 2017 with the Australian Securities Exchange (the “ASX”). A copy of the Quarterly Report is furnished hereto as Exhibit 99.1.

The Quarterly Report includes a statement of cash flows prepared in compliance with the requirements of Australian law and the ASX Listing Rules.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Australian Appendix 4C Quarterly Report for the quarter ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: February 1, 2018	/s/ Houry Youssoufian
Houry Youssoufian
VP Finance and Secretary